SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 24, 2003

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14180 Dallas Parkway, 9th Floor Dallas, Texas (Address of principal executive offices)	75254 (Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

EXPLANATORY NOTE: Pursuant to Item 7(a) (4) of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K for the event dated October 31, 2003, as filed on October 31, 2003, to include the historical financial statements and pro forma financial information required by Item 7(a) and (b).

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS
REPORT OF INDEPENDENT AUDITORS
COMBINED HISTORICAL SUMMARIES OF REVENUE AND DIRECT OPERATING EXPENSES
NOTES TO COMBINED HISTORICAL SUMMARIES OF REVENUE AND DIRECT OPERATING EXPENSES
CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
Consolidated Pro Forma Balance Sheet
Consolidated Pro Forma Statement of Operations For the Nine Months Ended September 30, 2003
Consolidated Pro Forma Statement of Operations For the Year Ended December 31, 2002
EXHIBITS
SIGNATURE
EX-23.2 Consent of Independent Auditors
EX-99.6 Press Release

FORM 8-K/A

INDEX

Item 2.		Acquisition or Disposition of Assets	3
Item 7.		Financial Statements, Pro Forma Financial Information, and Exhibits	4
	a.	Financial Statements
		Report of Independent Auditors	4
		Combined Historical Summaries of Revenue and Direct Operating Expenses for the nine months ended September 30, 2003 (unaudited) and year ended December 31, 2002	5
		Notes to Combined Historical Summaries of Revenue and Direct Operating Expenses for the nine months ended September 30, 2003 (unaudited) and year ended December 31, 2002	6
	b.	Pro Forma Financial Information (Unaudited)	8
		Pro Forma Consolidated Balance Sheet as of September 30, 2003	9
		Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2003	11
		Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002	13
	c.	Exhibits	15
		23.2 Consent of Independent Auditors
		99.6 Press Release
	SIGNATURE		16

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On November 24, 2003, Ashford Hospitality Trust, Inc. (the “Company”) acquired four hotel properties from Noble Investment Group (the “Noble Properties”) for approximately $33.9 million. The purchase price was the result of an arms’ length negotiation. The Company used a portion of the proceeds from its initial public offering of common stock as the source of funds for the acquisition of these properties. A copy of the related press release, dated November 25, 2003, is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

REPORT OF INDEPENDENT AUDITORS

BOARD OF TRUSTEES AND SHAREHOLDERS
ASHFORD HOSPITALITY TRUST, INC.

We have audited the accompanying Combined Historical Summary of Revenue and Direct Operating Expenses (the Combined Historical Summary) of the Noble Properties (as described in Note 1) for the year ended December 31, 2002. The Combined Historical Summary is the responsibility of Ashford Hospitality Trust, Inc.’s management. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of Ashford Hospitality Trust, Inc. as described in Note 1, and are not intended to be a complete presentation of the Noble Properties’ revenue and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of the Noble Properties for year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Dallas, Texas
January 9, 2004

NOBLE PROPERTIES
COMBINED HISTORICAL SUMMARIES OF REVENUE AND DIRECT OPERATING EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
AND YEAR ENDED DECEMBER 31, 2002

	Nine Months
	Ended	Year
	September 30, 2003	Ended
	(unaudited)	December 31, 2002

Revenue
Rooms	$6,939,671	$8,729,578
Food and beverage	158,243	193,399
Other	138,476	197,258

Total Revenue	7,236,390	9,120,235
Direct Operating Expenses
Rooms	1,559,994	1,982,815
Food and beverage	131,463	169,827
Other direct	76,257	103,394
Indirect	2,149,041	2,589,701
Property taxes and insurance	393,232	454,892
Management fees	291,396	370,906

Total Direct Operating Expenses	4,601,383	5,671,535

Excess Revenue Over Direct Operating Expenses	$2,635,007	$3,448,700

The accompanying notes are an integral part of these financial statements.

NOBLE PROPERTIES
NOTES TO COMBINED HISTORICAL SUMMARIES OF REVENUE
AND DIRECT OPERATING EXPENSES

1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying Combined Historical Summaries of Revenue and Direct Operating Expenses (the “Combined Historical Summaries”) are comprised of the revenue and direct operating expenses of four hotel properties owned by Noble Investment Group (the “Noble Properties”) during the year ended December 31, 2002 and the nine month period ended September 30, 2003 as follows:

•	Hilton Garden Inn, Jacksonville, Florida

•	SpringHill Suites by Marriott, Jacksonville, Florida

•	Homewood Suites, Mobile, Alabama

•	Hampton Inn, Atlanta/Lawrenceville, Georgia

On November 24, 2003, Ashford Hospitality Trust, Inc. acquired the Noble Properties for approximately $33.9 million, which included approximately $27.5 million in cash and approximately $6.4 million in assumed mortgage debt. The mortgage debt bears interest at 7.08% and matures December 31, 2005. The Combined Historical Summaries were prepared for the purpose of assisting management of Ashford Hospitality Trust, Inc. in complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the Combined Historical Summaries exclude certain items not comparable to the proposed future operations of the Noble Properties such as mortgage interest expense, depreciation expense, corporate expenses, and interest income. Consequently, the Combined Historical Summaries are not representative of the actual operations of the Noble Properties for the periods presented nor is it necessarily indicative of future operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Direct Operating Expenses — Revenue is recognized as the related service is performed. Expenses are recognized when incurred. Other revenue consists primarily of revenue from telephone and in-house movie services. Indirect expenses primarily consist of general and administrative, sales and marketing, property operations, and energy expenses.

Advertising and Promotion Costs — Advertising and promotion costs are expensed as incurred.

Repairs and Maintenance Costs — Repairs and maintenance costs that do not extend the life of the property are expensed as incurred.

Use of Estimates — The preparation of the Combined Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Combined Historical Summaries and accompanying notes. Actual results could differ from those estimates.

NOBLE PROPERTIES
NOTES TO COMBINED HISTORICAL SUMMARIES OF REVENUE
AND DIRECT OPERATING EXPENSES

3. LEASES

The Noble Properties have entered into certain noncancelable operating leases for certain equipment. For the nine months ended September 30, 2003 and year ended December 31, 2002, total rent expense was approximately $27,242 (unaudited) and $53,915, respectively. Future minimum lease payments under these leases as of September 30, 2003 and December 31, 2002 are as follows:

	As of
	September 30, 2003		As of
	(unaudited)		December 31, 2002

2003-2004	$21,056	2003	$24,959
2004-2005	8,606	2004	9,386
2005-2006	8,606	2005	—
2006-2007	4,303	2006	—
Thereafter	—	Thereafter	—

Total	$42,571	Total	$34,345

4. MANAGEMENT AND FRANCHISE AGREEMENTS

All of the Noble Properties are operated under management and franchise agreements. In general, management fees are based on 4% of total revenue. These management agreements expire beginning in 2003 through 2005 and generally have renewal options.

In general, franchise fees are based on 4% to 5% of room revenue, and are included in indirect operating expenses in the accompanying Combined Historical Summaries of Revenue and Direct Operating Expenses. These franchise agreements expire beginning in 2017 through 2019.

ASHFORD HOSPITALITY TRUST, INC.
CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of Ashford Hospitality Trust, Inc. (the “Company”) and adjusted to give effect to 1) the completion of the Company’s formation transactions and its initial public offering on August 28, 2003, 2) the acquisition of five hotel properties from FelCor Lodging Limited Partnership (the “FelCor Properties”) on October 8, 2003, and 3) the acquisition of the Noble Properties on November 24, 2003.

The Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2003 has been prepared to reflect the acquisition of the FelCor Properties and the subsequent acquisition of the Noble Properties as if such transactions had occurred on September 30, 2003. The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2002 and the nine-month period ended September 30, 2003 have been prepared to present the results of operations of the Company as if the formation transactions and initial public offering as well as the acquisitions of the Felcor Properties and Noble Properties occurred at the beginning of each period presented.

The following consolidated pro forma financial statements should be read in conjunction with the Company’s Form 8-K filed with the Securities and Exchange Commission on October 31, 2003 which announced the acquisition of the Noble Properties, the Company’s consolidated financial statements and notes thereto for the year ended December 31, 2002, that are incorporated by reference in the Company’s Post-Effective Amendment No. 1 to Form S-11, filed August 26, 2003, the Company’s Form 8-K/A filed with the Securities and Exchange Commission on November 12, 2003 which provided required financial statements and related pro forma financial information associated with the acquisition of the FelCor Properties, and the Combined Historical Summaries of Revenue and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company’s opinion, all significant adjustments necessary to reflect the acquisitions have been made.

Ashford Hospitality Trust, Inc.
Consolidated Pro Forma Balance Sheet
As of September 30, 2003
(Unaudited)

				Unadjusted			Adjusted
	Historical	(a)		Pro Forma	(b)		Pro Forma
	September 30,	Pro Forma		September 30,	Pro Forma		September 30,
	2003	Adjustments		2003	Adjustments		2003

Assets
Investment in hotel properties	$109,698,551	50,680,465	(1)	$160,379,016	34,171,943	(1)	$194,550,959
Accumulated depreciation	(19,089,836)			(19,089,836)			(19,089,836)

Investment in hotel properties, net	90,608,715	50,680,465		141,289,180	34,171,943		175,461,123
Cash	134,862,057	(49,931,598	) (2)	84,930,459	(28,087,780	) (2)	56,842,679
Restricted cash	442,860			442,860			442,860
Accounts receivable, net of allowance for doubtful accounts of $21,742	1,497,210	180,426	(3)	1,677,636			1,677,636
Inventories	178,514	39,572	(3)	218,086			218,086
Deferred costs, net	908,445			908,445			908,445
Prepaid expenses	496,639	285,456	(3)	782,095	187,195	(3)	969,290
Other assets	2,962,798			2,962,798	279,908	(3)	3,242,706
Due from affiliates	211,969			211,969			211,969

Total assets	$232,169,207	$1,254,321		$233,423,528	$6,551,266		$239,974,794

Liabilities and Owners’ Equity
Mortgage notes payable	$16,000,000			$16,000,000	6,418,634	(4)	$22,418,634
Capital leases payable	494,862			494,862			494,862
Accounts payable	1,008,242	291,405	(3)	1,299,647	7,632	(3)	1,307,279
Accrued payroll expense	736,515			736,515			736,515
Accrued vacation expense	210,432			210,432			210,432
Accrued sales and occupancy taxes	301,382			301,382			301,382
Accrued real estate taxes	594,068	822,916	(3)	1,416,984			1,416,984
Accrued expenses	1,797,788	140,000	(3)	1,937,788	125,000	(3)	2,062,788
Accrued interest	160,000			160,000			160,000
Due to affiliates	216,000			216,000			216,000

Total liabilities	$21,519,289	$1,254,321		$22,773,610	$6,551,266		$29,324,876

Minority interest	37,939,033			37,939,033			37,939,033
Commitments & contingencies

Common stock	257,340			257,340			257,340
Additional paid-in capital	178,952,341			178,952,341			178,952,341
Unearned compensation	(6,200,638)			(6,200,638)			(6,200,638)
Accumulated deficit	(298,158)			(298,158)			(298,158)

Total owners’ equity	$172,710,885	$—		$172,710,885	$—		$172,710,885

Total liabilities and owners’ equity	$232,169,207	$1,254,321		$233,423,528	$6,551,266		$239,974,794

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma balance sheet.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the acquisition of FelCor Properties on October 8, 2003, as described in the Company’s Form 8-K/A, filed November 12, 2003.

(b)	Represents pro forma adjustments to reflect the acquisition of Noble Properties on November 24, 2003.

(1)	Represents management’s estimate of the allocation of the purchase price and closing costs.

(2)	Represents payment of the purchase price, closing costs, and related costs of acquiring the properties.

(3)	Represents the historical balance sheet of the acquired properties plus other closing costs paid or accrued.

(4)	Represents notes payable assumed in the Noble Properties acquisition.

Ashford Hospitality Trust, Inc.
Consolidated Pro Forma Statement of Operations
For the Nine Months Ended September 30, 2003
(Unaudited)

								Adjusted
	Historical	(a)		(b)		(c)		Pro Forma
	September 30,	Pro Forma		Pro Forma		Pro Forma		September 30,
	2003	Adjustments		Adjustments		Adjustments		2003

Revenue
Rooms	$22,453,205			16,903,815	(10)	6,939,671	(10)	$46,296,691
Food and beverage	4,092,932			2,000,382	(10)	158,243	(10)	6,251,557
Other	752,228			902,865	(10)	138,476	(10)	1,793,569

Total hotel revenue	27,298,365			19,807,062		7,236,390		54,341,817
Asset management fees	110,591			—				110,591

Total Revenue	27,408,956	—		19,807,062		7,236,390		54,452,408
Expenses
Hotel operating expenses
Rooms	5,144,372			4,009,914	(10)	1,559,994	(10)	10,714,280
Food and beverage	3,174,315			1,863,416	(10)	131,463	(10)	5,169,194
Other direct	574,215			803,714	(10)	76,257	(10)	1,454,186
Indirect	9,772,262			7,182,638	(12)	2,149,041	(12)	19,103,941
Management fees	817,405			447,156	(10)	291,396	(10)	1,555,957
Property taxes, insurance, and other	1,848,982			1,186,956	(10)	393,232	(10)	3,429,170
Depreciation & amortization	3,243,829	157,820	(6)	1,383,821	(11)	777,721	(11)	5,563,191
Corporate general and administrative	945,291	5,335,500	(5)					8,056,791
		1,551,000	(4)
		225,000	(8)

Total Operating Expenses	25,520,671	7,269,320		16,877,615		5,379,104		55,046,710

Operating Income (Loss)	1,888,285	(7,269,320)		2,929,447		1,857,286		(594,302)

Interest income	(123,287)							(123,287)
Interest expense	4,668,195	(3,459,075)	(1)			343,000	(13)	1,531,773
		(20,347)	(2)

Net Income (Loss) before Minority Interest and Income Taxes	(2,656,623)	(3,789,898)		2,929,447		1,514,286		(2,002,788)

Income tax expense	—	—	(3)	—	(3)	—	(3)	—
Minority interest	(65,583)	(1,096,725)	(9)	528,179	(9)	273,026	(9)	(361,103)

Net Income (Loss)	$(2,591,040)	(2,693,173)		2,401,268		1,241,260		$(1,641,685)

Earnings (Loss) Per Share:
Basic and diluted								$(0.06)

Weighted Average Shares Outstanding:
Basic and diluted							(7)	25,733,949

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the completion of the Company’s formation transactions and its initial public offering on August 28, 2003, as described in the Company’s Post-Effective Amendment No. 1 to Form S-11, filed August 26, 2003.

(b)	Represents pro forma adjustments to reflect the acquisition of FelCor Properties on October 8, 2003, as described in the Company’s. Form 8-K/A, filed November 12, 2003.

(c)	Represents pro forma adjustments to reflect the acquisition of Noble Properties on November 24, 2003.

(1)	Represents the interest expense reduction due to payoff of mortgage notes.

(2)	Represents elimination of deferred loan costs amortization due to payoff of mortgage notes.

(3)	Income tax expense on a pro forma basis is zero.

(4)	Represents restricted shares issued to officers, employees, and employees of affiliates vesting one-third annually. Pro forma compensation expense is calculated as follows: 689,317 shares valued at $9 per share offering price for total compensation cost of $6,203,853, of which one third vests annually to generate a nine-month pro forma cost of $1,551,000.

(5)	Represents additional general and administrative expenses associated with the operations of the Company, which includes projected compensation and benefit expenses, along with related overhead and administration expense calculated on an historical basis, as well as property-level general and administrative expenses.

(6)	Represents additional depreciation expense resulting from step-up of net carrying value due to acquisition of minority interests.

(7)	Common shares issuable include:

Shares issued in the initial public offering	22,500,000
Shares issued upon exercise of underwriters’ over-allotment	1,734,072
Shares sold to Archie and Montgomery Bennett	500,000
Shares conveyed to a limited partnership owned by Archie and Montgomery Bennett	216,634
Restricted shares issuable to Company directors	25,000	assumed to be fully vested
Shares issued to Company underwriters	68,926
Restricted shares issued to executives and employees	689,317	assumed to be fully vested

Total basic shares	25,733,949

Shares issuable upon conversion of 5,657,917 units of partnership interest in the Company’s operating partnership are excluded from the calculation of diluted weighted average shares outstanding in periods reporting a net loss as such units would be anti-dilutive.

(8)	Represents restricted shares issued to directors that vest after three months. Pro forma compensation expense is calculated as follows: 25,000 shares valued at $9 per share offering price for total compensation cost of $225,000.

(9)	Minority interest represents 18.03% of the net loss before minority interest.

(10)	Represents FelCor or Noble Properties estimated unaudited combined historical summary of revenue and direct operating expenses for the nine months ended September 30, 2003. For FelCor Properties, the amounts represent actual results through June 2003 and estimated amounts for July, August, and September of 2003.

(11)	Represents estimated depreciation expense associated with the acquired FelCor or Noble Properties based on preliminary purchase price allocations.

(12)	Represents FelCor or Noble Properties estimated unaudited combined historical summary of revenue and direct operating expenses for the nine months ended September 30, 2003 plus additional franchise fees of $313,500 related to FelCor.

(13)	Represents estimated interest expense associated with the mortgage debt assumed from Noble Properties.

Ashford Hospitality Trust, Inc.
Consolidated Pro Forma Statement of Operations
For the Year Ended December 31, 2002
(Unaudited)

								Adjusted
	Historical	(a)		(b)		(c)		Pro Forma
	December 31,	Pro Forma		Pro Forma		Pro Forma		December 31,
	2002	Adjustments		Adjustments		Adjustments		2002

Revenue
Rooms	$28,529,640			22,085,533	(10)	8,729,578	(10)	$59,344,751
Food and beverage	5,698,029			2,574,917	(10)	193,399	(10)	8,466,345
Other	1,130,112			1,296,961	(10)	197,258	(10)	2,624,331

Total Revenue	35,357,781	—		25,957,411		9,120,235		70,435,427
Expenses
Hotel operating expenses
Rooms	6,461,721			5,627,969	(10)	1,982,815	(10)	14,072,505
Food and beverage	4,183,371			2,360,119	(10)	169,827	(10)	6,713,317
Other direct	621,693			1,296,233	(10)	103,394	(10)	2,021,320
Indirect	8,702,894			9,301,323	(12)	2,589,701	(12)	20,593,918
Management fees	1,059,867			583,879	(10)	370,906	(10)	2,014,652
Property taxes, insurance, and other	2,437,482			1,565,158	(10)	454,892	(10)	4,457,532
Depreciation & amortization	4,833,551	210,426	(6)	1,845,095	(11)	1,038,962	(11)	7,928,034
Corporate general and administrative	3,667,410	7,114,000	(5)					13,074,410
		2,068,000	(4)
		225,000	(8)

Total Operating Expenses	31,967,989	9,617,426		22,579,776		6,710,497		70,875,688

Operating Income (Loss)	3,389,792	(9,617,426)		3,377,635		2,409,738		(440,261)

Interest income	(53,485)							(53,485)
Interest expense	6,536,195	(4,759,515)	(1)			457,000	(13)	2,206,551
		(27,129)	(2)

Net Income (Loss) before Minority Interest and Income Taxes	(3,092,918)	(4,830,782)		3,377,635		1,952,738		(2,593,327)

Income tax expense	—	—	(3)	—	(3)	—	(3)	—
Minority interest	—	(1,428,643)	(9)	608,988	(9)	352,079	(9)	(467,576)

Net Income (Loss)	$(3,092,918)	(3,402,139)		2,768,647		1,600,659		$(2,125,751)

Earnings (Loss) Per Share:
Basic and diluted								$(0.08)

Weighted Average Shares Outstanding:
Basic and diluted							(7)	25,733,949

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the completion of the Company’s formation transactions and its initial public offering on August 28, 2003, as described in the Company’s Post-Effective Amendment No. 1 to Form S-11, filed August 26, 2003.

(b)	Represents pro forma adjustments to reflect the acquisition of FelCor Properties on October 8, 2003, as described in the Company’s Form 8-K/A, filed November 12, 2003.

(c)	Represents pro forma adjustments to reflect the acquisition of Noble Properties on November 24, 2003.

(1)	Represents the interest expense reduction due to payoff of mortgage notes, as follows:

Austin Embassy	$1,056,067
Dallas Embassy	1,069,693
Dulles Embassy	1,195,740
Covington	499,849
Holtsville	938,166

$4,759,515

(2)	Represents elimination of deferred loan costs amortization due to payoff of mortgage notes.

(3)	Income tax expense on a pro forma basis is zero.

(4)	Represents restricted shares issued to officers, employees, and employees of affiliates vesting one-third annually. Pro forma compensation expense is calculated as follows: 689,317 shares valued at $9 per share offering price for total compensation cost of $6,203,853, of which one third vests annually to generate an annual pro forma cost of $2,068,000.

(5)	Represents additional general and administrative expenses associated with the operations of the Company, which includes projected compensation and benefit expenses, along with related overhead and administration expense calculated on an historical basis, as well as property-level general and administrative expenses.

(6)	Represents additional depreciation expense resulting from step-up of net carrying value due to the acquisition of minority interests.

(7)	Common shares issuable include:

Shares issued in the initial public offering	22,500,000
Shares issued upon exercise of underwriters’ over-allotment	1,734,072
Shares sold to Archie and Montgomery Bennett	500,000
Shares conveyed to a limited partnership owned by Archie and Montgomery Bennett	216,634
Restricted shares issuable to Company directors	25,000	assumed to be fully vested
Shares issued to Company underwriters	68,926
Restricted shares issued to executives and employees	689,317	assumed to be fully vested

Total basic shares	25,733,949

Shares issuable upon conversion of 5,657,917 units of partnership interest in the Company’s operating partnership are excluded from the calculation of diluted weighted average shares outstanding in periods reporting a net loss as such units would be anti-dilutive.

(8)	Represents restricted shares issued to directors that vest after three months. Pro forma compensation expense is calculated as follows: 25,000 shares valued at $9 per share offering price for total compensation cost of $225,000.

(9)	Minority interest represents 18.03% of the net loss before minority interest.

(10)	Represents FelCor or Noble Properties combined historical summary of revenue and direct operating expenses for the year ended December 31, 2002.

(11)	Represents estimated depreciation expense associated with the acquired FelCor or Noble Properties based on preliminary purchase price allocations.

(12)	Represents the FelCor or Noble Properties combined historical summary of revenue and direct operating expenses for the year ended December 31, 2003 plus additional franchise fees of $417,000 for FelCor.

(13)	Represents estimated interest expense associated with the mortgage debt assumed from Noble Properties.

EXHIBITS

23.2	Consent of Independent Auditors

99.6	Press Release of the Company dated November 25, 2003, announcing the acquisition of the Noble Properties.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2004

ASHFORD HOSPITALITY TRUST, INC.

By: /s/ DAVID J. KIMICHIK

David J. Kimichik Chief Financial Officer